UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 12, 2022

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On August 12, 2022, Credit Acceptance Corporation (the “Company”, “Credit Acceptance”, “we”, “our”, or “us”) and Credit Acceptance Funding LLC 2019-2 entered into Amendment No. 1 to Loan and Security Agreement and Backup Servicing Agreement (the “Amendment”) with Wells Fargo Bank, National Association, extending by three years the $500.0 million asset-backed non-recourse secured financing that we entered into on August 28, 2019 and to which we refer as Term ABS 2019-2. Under the Amendment, the date on which Term ABS 2019-2 will cease to revolve has been extended from August 15, 2022 to August 15, 2025. The Amendment also increased the interest rate applicable to Term ABS 2019-2 from 3.13% to 5.15% and decreased the servicing fee from 6.0% to 4.0% of collections on the underlying consumer loans.

There were no other material changes to the terms of Term ABS 2019-2.

Wells Fargo Bank, National Association and/or its affiliates have from time to time performed and may in the future perform various financial advisory, commercial banking, investment banking and other services for us and our affiliates in the ordinary course of business, for which they have received or will receive customary compensation. Wells Fargo Bank, National Association and/or its affiliates are lenders, agents or backup servicers under certain of our revolving secured warehouse facilities and are parties to certain of our asset-backed securities transactions other than Term ABS 2019‑2.

The above description of the Amendment does not purport to be complete and is qualified in its entirety by the Amendment, a copy of which is attached as Exhibit 4.102 to this Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On August 12, 2022, we issued a press release relating to the Amendment. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.102
Amendment No. 1 to Loan and Security Agreement and Backup Servicing Agreement, dated as of August 12, 2022, by and among the Company, Credit Acceptance Funding LLC 2019-2 and Wells Fargo Bank, National Association.

99.1	Press release dated August 12, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: August 17, 2022	By:	/s/ Douglas W. Busk
Douglas W. Busk
Chief Treasury Officer